UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

MADISON SQUARE GARDEN SPORTS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-36900	47-3373056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-4111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MSGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on April 24, 2025, New York Knicks, LLC and New York Rangers, LLC (collectively, the “Teams”), wholly-owned subsidiaries of Madison Square Garden Sports Corp. (the “Company”), entered into a Transaction Support Agreement (the “Transaction Support Agreement”), pursuant to which the Teams agreed to enter into amendments to their respective media rights agreements with subsidiaries of MSG Networks Inc. (“MSG Networks”) on terms set forth in the Transaction Support Agreement as part of MSG Networks’ debt work-out process with its lenders.

On June 27, 2025, the media rights agreements between subsidiaries of MSG Networks, on the one hand, and the Teams, on the other hand, were amended, effective as of January 1, 2025, as follows:

•	New York Knicks:

•	a reduction of 28% in the annual rights fee;

•	an elimination of the annual rights fee escalator; and

•	a change to the contract expiration date to the end of the 2028-29 season, subject to a right of first refusal in favor of MSG Networks;

•	New York Rangers:

•	a reduction of 18% in the annual rights fee;

•	an elimination of the annual rights fee escalator; and

•	a change to the contract expiration date to the end of the 2028-29 season, subject to a right of first refusal in favor of MSG Networks.

Concurrent with the amendments to the media rights agreements, MSG Networks issued penny warrants to the Company exercisable for 19.9% of the equity interests in MSG Networks.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN SPORTS CORP.
(Registrant)

By:	/s/ Mark C. Cresitello
Name:	Mark C. Cresitello
Title:	Senior Vice President, Deputy General Counsel & Secretary

Dated: June 27, 2025